Exhibit 99.1

NEWS RELEASE

TO BUSINESS EDITOR:

PEOPLES FINANCIAL SERVICES CORP. Reports Second Quarter 2016 Earnings

Scranton, PA, July 22, 2016/PRNEWSWIRE/ – Peoples Financial Services Corp. (“Peoples”) (NASDAQ: PFIS), the bank holding company for Peoples Security Bank and Trust Company, today reported unaudited financial results at and for the three and six months ended June 30, 2016.  Peoples reported net income of $4.9 million, or $0.66 per share for the second quarter of 2016, compared to $4.4 million, or $0.59 per share, for the comparable period of 2015.

Core net income, excluding net gains on sale of investment securities available-for-sale, net of tax for the three months ended June 30, 2016 was $4.6 million, a $176 thousand increase from $4.4 million for the same period in 2015. Core net income per share for the three months ended June 30, 2016 was $0.62, compared to $0.59 for the same period in 2015.

Net income for the six months ended June 30, 2016, totaled $9.7 million or $1.32 per share compared to $9.5 million or $1.26 per share for the same period last year.

Core net income for the six months ended June 30, 2016 was $9.3 million, an increase of 4.5% from $8.9 million for the same period in 2015. Core net income per share for the six months ended June 30, 2016 was $1.26, an increase from $1.18 for the same period in 2015. The results for the six months ended June 30, 2016 include net gains on sale of investment securities of $623 thousand compared to $832 thousand in the first six months of 2015.

In addition to evaluating its results of operations in accordance with accounting principles generally accepted in the United States of America (“GAAP”), Peoples routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as tangible stockholders’ equity and core net income ratios. The reported results for 2016 and 2015 included herein contain items which Peoples considers non-core, namely net gains on sales of investment securities available-for-sale. Peoples believes the reported non-GAAP financial measures provide information useful to investors in understanding its operating performance and trends. Where non-GAAP disclosures are used in this press release, a reconciliation to the comparable GAAP measure is provided in the accompanying tables. The non-GAAP financial measures Peoples uses may differ from the non-GAAP financial measures of other financial institutions.

SECOND QUARTER NOTABLES

•	Loans, net grew $123.9 million, or 18.6% on an annualized basis in the first half of 2016 as demand increased throughout the Lehigh Valley and King of Prussia markets.
•	Deposits grew $41.1 million, or 5.7% on an annualized basis in the first six months of 2016.
•	Tangible book value per share improved $0.89 to $25.18 at June 30, 2016 from $24.29 at December 31, 2015 and $1.03 from $24.15 at June 30, 2015.
•

Tax-equivalent net interest margin remained level at 3.81% in the second quarter of 2016 when compared to the  first quarter of 2016, and increased 2 basis points compared to 3.79% for the quarter ended December 31, 2015. Tax-equivalent net interest margin decreased 3 basis points compared to 3.84%  for the quarter ended June 30, 2015.

•

Tax-equivalent net interest income increased $343 thousand to $16.2 million for the second quarter of 2016 compared to $15.8 million for the first quarter of 2016, and increased $1.2 million when compared to $14.9 million for the second quarter of 2015.

 INCOME STATEMENT REVIEW

The tax-equivalent net interest margins for the three and six months ended June 30, were 3.81%  for both periods in 2016, compared to 3.84% and 3.86% in 2015, respectively. Loan accretion included in loan interest income for the six months ended June 30, 2016, related to loans acquired in the fourth quarter of 2013, was $372 thousand, resulting in an increase in the tax-equivalent net interest margin of 4 basis points. For the second quarter of 2016, loan accretion included in loan interest income related to loans acquired was $157 thousand. Loan accretion included in loan interest income in the first half of 2015, related to loans acquired in the fourth quarter of 2013, was $347 thousand, resulting in an increase in the tax-equivalent net interest margin of 4 basis points. For the second quarter of 2015, loan accretion included in loan interest income related to loans acquired was $122 thousand.

Tax-equivalent net interest income for the six months ended June 30, increased $2.2 million to $32.0 million in 2016 from $29.8 million in 2015. The increase in tax equivalent net interest income was primarily due to a $135.5 million increase in earning assets in the first half of 2016 when compared to the same period in 2015. The tax-equivalent yield on the loan portfolio decreased to 4.49% for the six months ended June 30, 2016 compared to 4.66% for the comparable period in 2015. Loans, net averaged $1.4 billion in 2016 and $1.2 billion in 2015. For the six months ended June 30, the tax-equivalent yield on total investments increased to 2.90% in 2016 from 2.76% in 2015. Average investments totaled $279.0 million in 2016 and $310.5 million in 2015. Average interest-bearing liabilities increased $128.3 million for the six months ended June 30, 2016, compared to the corresponding period last year. The cost of funds increased to 0.55% in the six months ended June 30, 2016 from 0.52% for the same period of 2015. Tax-equivalent net interest income for the three months ended June 30, increased to $16.2 million in 2016 from $14.9 million in 2015.

The provision for loan losses totaled $2.4 million for the six months ended June 30, 2016, compared to $1.5 million for the same period last year. For the quarter ended June 30, the provision for loan losses was $1.2 million in 2016 and $750 thousand in 2015. The increase in the provision for loan losses in 2016 was primarily the result of increased loan growth.

For the six months ended June 30, noninterest income totaled $8.0 million in 2016, an increase from $7.9 million in 2015. Net gains on sale of investment securities were $623 thousand in 2016 compared to $832 thousand in 2015. Increases in revenues from merchant services, income from fiduciary activities, wealth management services and life insurance investment income more than offset a decrease in service charges, fees and commissions and income from mortgage banking activities. For the three months ended June 30, 2016, noninterest income totaled $4.1 million, including $381 thousand in recognized gains from sales of investment securities available-for-sale, compared to  $3.6 million for the same period in 2015. No gain or loss from the sale of investment securities available-for-sale was recognized during the three months ended June 30, 2015.

Noninterest expense increased $1.1 million or 5.0% to $23.7 million for the six months ended June 30, 2016, from $22.6 million for the six months ended June 30, 2015. For the second quarter, noninterest expense amounted to $12.1 million in 2016 and $11.5 million in 2015.  The buildout of our expansion plan, wealth management platform as well as severance costs led to the increases in salaries and employee benefit expense.

 BALANCE SHEET REVIEW

Total assets, loans and deposits totaled $1.9 billion, $1.5 billion and $1.5 billion, respectively, at June 30, 2016. Loans, net grew $123.9 million or 18.6% on an annualized basis in the first half of 2016.  Loans, net increased $233.3 million or  18.9% from June 30, 2015 to June 30,  2016.  Deposits grew $41.1 million or 5.7% on an annualized basis in the first half of 2016.  Total deposits increased $72.1 million or 5.1%  at June 30, 2016 when compared to June 30, 2015. Noninterest-bearing deposits increased $2.8 million or 1.8%  on an annualized basis while interest-bearing deposits increased $38.3 million or 6.8%  on an annualized basis through the first six months of 2016. Total investments were $262.6 million at June 30, 2016, including $251.4 million securities classified as available-for-sale and $11.2 million classified as held-to-maturity.

Stockholders’ equity equaled $254.3 million or $34.40 per share at June 30, 2016, and $248.8 million or $33.57 per share at December 31, 2015.  Tangible stockholders’ equity improved to $25.18 per share at June 30, 2016,  from  $24.29 per share at December 31, 2015. Dividends declared for the six months ended June 30, 2016 amounted to $0.62 per share representing a dividend payout ratio of 47.0%.

ASSET QUALITY REVIEW

Nonperforming assets were $13.2 million or 0.90% of loans, net and foreclosed assets at June 30, 2016,  compared to  $12.5 million or 0.93% at December 31, 2015. The allowance for loan losses equaled $14.8 million or 1.01% of loans, net at June 30, 2016 compared to $13.0 million or 0.97% of loans, net, at December 31, 2015. Loans charged-off, net of recoveries, for the six months ended June 30, 2016, equaled $576 thousand or 0.08% of average loans, compared to $410 thousand or 0.07% of average loans for comparable period last year.

Peoples Financial Services Corp. is the parent company of Peoples Security Bank and Trust Company, a community bank serving Bucks, Lackawanna, Lehigh, Luzerne, Monroe, Montgomery, Susquehanna, Wayne and Wyoming Counties in Pennsylvania and Broome County in New York through 24 offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. Peoples’ business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies.

SOURCE: Peoples Financial Services Corp.

/Contact:   MEDIA/INVESTORS, Marie L. Luciani, Investor Relations Officer, 570.346.7741 or marie.luciani@psbt.com

Co:Peoples Financial Services Corp.

St:Pennsylvania

In:Fin

Safe Harbor Forward-Looking Statements:

We make statements in this press release, and we may from time to time make other statements regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Peoples Financial Services Corp., Peoples Security Bank and Trust Company, and its subsidiaries (collectively, “Peoples”) that are considered “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, Peoples claims the protection of the statutory safe harbors for forward-looking statements.

Peoples cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; our ability to identify and address cyber-security risks and other economic, competitive, governmental, regulatory and technological factors affecting Peoples’ operations, pricing, products and services and other factors that may be described in Peoples’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time.

In addition to these risks, acquisitions and business combinations, present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder-or take longer-to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired or combined business may cause reputational harm to Peoples following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues.

 The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, Peoples assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

[TABULAR MATERIAL FOLLOWS]

Summary Data

Peoples Financial Services Corp.

Five Quarter Trend

(In thousands, except per share data)

	June 30	Mar 31	Dec 31	Sept 30	June 30
	2016	2016	2015	2015	2015
Key performance data:
Per share data:
Net income	$0.66	$0.66	$0.52	$0.58	$0.59
Core net income (1)	$0.62	$0.64	$0.50	$0.57	$0.59
Cash dividends declared	$0.31	$0.31	$0.31	$0.31	$0.31
Book value	$34.40	$33.98	$33.57	$33.53	$33.20
Tangible book value (1)	$25.18	$24.73	$24.29	$24.49	$24.15
Market value:
High	$40.55	$38.77	$41.96	$41.60	$43.76
Low	$35.56	$33.22	$34.43	$34.56	$36.89
Closing	$39.14	$37.20	$38.08	$34.93	$39.61
Market capitalization	$289,407	$275,254	$282,196	$262,642	$298,767
Common shares outstanding	7,394,143	7,399,298	7,410,606	7,519,109	7,542,725
Selected ratios:
Return on average stockholders’ equity	7.72%	7.85%	6.12%	7.00%	7.14%
Core return on average stockholders’ equity (1)	7.33%	7.62%	5.90%	6.85%	7.14%
Return on average tangible stockholders’ equity (1)	10.59%	10.87%	8.43%	9.62%	9.84%
Core return on average tangible stockholders’ equity (1)	10.05%	10.52%	8.14%	9.41%	9.84%
Return on average assets	1.03%	1.06%	0.85%	1.00%	1.03%
Core return on average assets (1)	0.98%	1.03%	0.82%	0.98%	1.03%
Stockholders’ equity to total assets	13.30%	13.50%	13.68%	14.22%	14.33%
Efficiency ratio (2)	59.33%	58.05%	64.16%	60.82%	60.39%
Nonperforming assets to loans, net, and foreclosed assets	0.90%	0.88%	0.93%	0.92%	0.86%
Net charge-offs to average loans, net	0.16%	0.01%	0.11%	0.09%	0.04%
Allowance for loan losses to loans, net	1.01%	1.00%	0.97%	0.95%	0.93%
Earning assets yield (FTE) (3)	4.23%	4.22%	4.17%	4.11%	4.22%
Cost of funds	0.55%	0.54%	0.51%	0.50%	0.50%
Net interest spread (FTE) (3)	3.68%	3.68%	3.66%	3.61%	3.72%
Net interest margin (FTE) (3)	3.81%	3.81%	3.79%	3.74%	3.84%
(1)	See Reconciliation of Non-GAAP financial measures.
(2)

Total noninterest expense less amortization of intangible assets divided by tax-equivalent net interest income and noninterest income less net gains(losses) on investment securities available-for-sale.

(3)	Tax-equivalent adjustments were calculated using the prevailing federal statutory tax rate of 35%.

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	June 30	June 30
Six Months Ended	2016	2015
Interest income:
Interest and fees on loans:
Taxable	$29,106	$26,731
Tax-exempt	1,531	1,129
Interest and dividends on investment securities:
Taxable	1,304	1,716
Tax-exempt	1,750	1,640
Dividends	21	15
Interest on interest-bearing deposits in other banks	32	26
Interest on federal funds sold		9
Total interest income	33,744	31,266
Interest expense:
Interest on deposits	2,605	2,460
Interest on short-term borrowings	166	12
Interest on long-term debt	714	511
Total interest expense	3,485	2,983
Net interest income	30,259	28,283
Provision for loan losses	2,400	1,500
Net interest income after provision for loan losses	27,859	26,783
Noninterest income:
Service charges, fees, commissions	2,971	3,154
Merchant services income	1,952	1,753
Commissions and fees on fiduciary activities	956	946
Wealth management income	708	403
Mortgage banking income	399	470
Life insurance investment income	395	377
Net gains on sale of investment securities available-for-sale	623	832
Total noninterest income	8,004	7,935
Noninterest expense:
Salaries and employee benefits expense	11,236	10,846
Net occupancy and equipment expense	4,682	4,617
Merchant services expense	1,380	1,183
Amortization of intangible assets	602	600
Other expenses	5,831	5,359
Total noninterest expense	23,731	22,605
Income before income taxes	12,132	12,113
Provision for income tax expense	2,395	2,638
Net income	$9,737	$9,475
Other comprehensive income:
Unrealized gain (loss) on investment securities available-for-sale	$2,123	$(692)
Reclassification adjustment for gains included in net income	(623)	(832)
Income tax expense (benefit) related to other comprehensive income	525	(533)
Other comprehensive income (loss), net of income taxes	975	(991)
Comprehensive income	$10,712	$8,484
Per share data:
Net income	$1.32	$1.26
Cash dividends declared	$0.62	$0.62
Average common shares outstanding	7,399,318	7,547,272

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	June 30	Mar 31	Dec 31	Sept 30	June 30
Three months ended	2016	2016	2015	2015	2015
Interest income:
Interest and fees on loans:
Taxable	$14,760	$14,346	$13,932	$13,341	$13,391
Tax-exempt	780	751	637	585	570
Interest and dividends on investment securities available-for-sale:
Taxable	617	687	699	792	816
Tax-exempt	875	875	887	858	835
Dividends	11	10	11	9	6
Interest on interest-bearing deposits in other banks	15	17	10	13	15
Interest on federal funds sold			1		5
Total interest income	17,058	16,686	16,177	15,598	15,638
Interest expense:
Interest on deposits	1,322	1,283	1,264	1,229	1,192
Interest on short-term borrowings	89	77	30	11	4
Interest on long-term debt	354	360	275	245	252
Total interest expense	1,765	1,720	1,569	1,485	1,448
Net interest income	15,293	14,966	14,608	14,113	14,190
Provision for loan losses	1,200	1,200	1,300	900	750
Net interest income after provision for loan losses	14,093	13,766	13,308	13,213	13,440
Noninterest income:
Service charges, fees, commissions	1,527	1,444	1,560	1,531	1,542
Merchant services income	1,038	914	919	1,183	963
Commissions and fees on fiduciary activities	474	482	459	541	487
Wealth management income	296	412	218	224	198
Mortgage banking income	195	204	205	197	248
Life insurance investment income	202	193	198	192	188
Net gains on sale of investment securities available-for-sale	381	242	210	147
Total noninterest income	4,113	3,891	3,769	4,015	3,626
Noninterest expense:
Salaries and employee benefits expense	5,904	5,332	5,290	5,397	5,613
Net occupancy and equipment expense	2,245	2,437	2,241	2,246	2,149
Merchant services expense	748	632	637	823	650
Amortization of intangible assets	297	305	286	296	295
Other expenses	2,919	2,912	4,014	2,944	2,804
Total noninterest expense	12,113	11,618	12,468	11,706	11,511
Income before income taxes	6,093	6,039	4,609	5,522	5,555
Income tax expense	1,238	1,157	770	1,113	1,124
Net income	$4,855	$4,882	$3,839	$4,409	$4,431
Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available-for-sale	$1,128	$995	$(644)	$826	$(1,459)
Reclassification adjustment for gains included in net income	(381)	(242)	(210)	(147)
Change in pension liability			(296)
Income tax expense (benefit) related to other comprehensive income (loss)	262	264	(404)	237	(510)
Other comprehensive income (loss), net of income taxes	485	489	(746)	442	(949)
Comprehensive income	$5,340	$5,371	$3,093	$4,851	$3,482
Per share data:
Net income	$0.66	$0.66	$0.52	$0.58	$0.59
Cash dividends declared	$0.31	$0.31	$0.31	$0.31	$0.31
Average common shares outstanding	7,395,127	7,403,510	7,435,440	7,536,824	7,546,198

Peoples Financial Services Corp.

Details of Net Interest and Net Interest Margin

(In thousands, fully taxable equivalent basis)

	June 30	Mar 31	Dec 31	Sept 30	June 30
Three months ended	2016	2016	2015	2015	2015
Net interest income:
Interest income
Loans, net:
Taxable	$14,760	$14,346	$13,932	$13,341	$13,391
Tax-exempt	1,200	1,155	979	901	877
Total loans, net	15,960	15,501	14,911	14,242	14,268
Investments:
Taxable	628	697	710	801	822
Tax-exempt	1,346	1,346	1,366	1,320	1,285
Total investments	1,974	2,043	2,076	2,121	2,107
Interest on interest-bearing balances in other banks	15	17	10	13	15
Federal funds sold			1		5
Total interest income	17,949	17,561	16,998	16,376	16,395
Interest expense:
Deposits	1,322	1,283	1,264	1,229	1,192
Short-term borrowings	89	77	30	11	4
Long-term debt	354	360	275	245	252
Total interest expense	1,765	1,720	1,569	1,485	1,448
Net interest income	$16,184	$15,841	$15,429	$14,891	$14,947
Loans, net:
Taxable	4.47%	4.52%	4.51%	4.50%	4.62%
Tax-exempt	4.40%	4.45%	4.67%	4.82%	4.89%
Total loans, net	4.47%	4.52%	4.52%	4.52%	4.63%
Investments:
Taxable	1.79%	1.76%	1.60%	1.54%	1.60%
Tax-exempt	4.28%	4.24%	4.34%	4.46%	5.05%
Total investments	2.95%	2.86%	2.74%	2.60%	2.74%
Interest-bearing balances with banks	2.16%	1.46%	0.83%	0.85%	0.57%
Federal funds sold			0.54%		0.35%
Total earning assets	4.23%	4.22%	4.17%	4.11%	4.22%
Interest expense:
Deposits	0.45%	0.45%	0.44%	0.43%	0.43%
Short-term borrowings	0.57%	0.58%	0.42%	0.39%	0.38%
Long-term debt	2.39%	2.41%	2.83%	3.10%	3.16%
Total interest-bearing liabilities	0.55%	0.54%	0.51%	0.50%	0.50%
Net interest spread	3.68%	3.68%	3.66%	3.61%	3.72%
Net interest margin	3.81%	3.81%	3.79%	3.74%	3.84%

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands, except per share data)

	June 30	Mar 31	Dec 31	Sept 30	June 30
At period end	2016	2016	2015	2015	2015
Assets:
Cash and due from banks	$29,805	$23,699	$28,218	$36,015	$28,847
Interest-bearing balances in other banks	272	299	4,699	4,970	6,710
Federal funds sold
Investment securities:
Available-for-sale	251,382	264,175	284,935	299,832	318,790
Held-to-maturity	11,262	11,681	12,109	13,107	13,626
Total investments	262,644	275,856	297,044	312,939	332,416
Loans held for sale		78		3,439	2,879
Loans, net	1,464,808	1,409,691	1,340,865	1,270,545	1,231,541
Less: allowance for loan losses	14,799	14,158	12,975	12,043	11,428
Net loans	1,450,009	1,395,533	1,327,890	1,258,502	1,220,113
Premises and equipment, net	29,510	29,386	28,157	27,002	26,552
Accrued interest receivable	5,952	5,455	5,796	5,327	5,507
Goodwill	63,370	63,370	63,370	63,370	63,370
Other intangible assets, net	4,795	5,091	5,397	4,606	4,901
Other assets	65,253	63,603	58,487	56,600	56,460
Total assets	$1,911,610	$1,862,370	$1,819,058	$1,772,770	$1,747,755
Liabilities:
Deposits:
Noninterest-bearing	$323,785	$323,456	$320,978	$303,741	$296,823
Interest-bearing	1,173,078	1,152,003	1,134,832	1,140,909	1,127,944
Total deposits	1,496,863	1,475,459	1,455,810	1,444,650	1,424,767
Short-term borrowings	86,300	60,350	38,325	30,250	25,860
Long-term debt	59,232	59,773	60,354	31,000	31,663
Accrued interest payable	453	506	560	496	443
Other liabilities	14,437	14,837	15,241	14,286	14,618
Total liabilities	1,657,285	1,610,925	1,570,290	1,520,682	1,497,351
Stockholders’ equity:
Common stock	14,788	14,799	14,821	15,038	15,086
Capital surplus	134,835	134,994	135,371	139,263	140,045
Retained earnings	105,852	103,288	100,701	99,165	97,093
Accumulated other comprehensive loss	(1,150)	(1,636)	(2,125)	(1,378)	(1,820)
Total stockholders’ equity	254,325	251,445	248,768	252,088	250,404
Total liabilities and stockholders’ equity	$1,911,610	$1,862,370	$1,819,058	$1,772,770	$1,747,755

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands except per share data)

	June 30	Mar 31	Dec 31	Sept 30	June 30
Average quarterly balances	2016	2016	2015	2015	2015
Assets:
Loans, net:
Taxable	$1,327,003	$1,276,491	$1,226,295	$1,176,533	$1,163,445
Tax-exempt	109,770	104,326	83,176	74,203	71,978
Total loans, net	1,436,773	1,380,817	1,309,471	1,250,736	1,235,423
Investments:
Taxable	144,223	159,584	175,620	206,153	205,949
Tax-exempt	126,620	127,623	124,694	117,497	101,967
Total investments	270,843	287,207	300,314	323,650	307,916
Interest-bearing balances with banks	372	4,686	4,791	6,081	10,583
Federal funds sold			735	653	5,722
Total earning assets	1,707,988	1,672,710	1,615,311	1,581,120	1,559,644
Other assets	184,714	178,933	171,839	171,390	166,634
Total assets	$1,892,702	$1,851,643	$1,787,150	$1,752,510	$1,726,278
Liabilities and stockholders’ equity:
Deposits:
Interest-bearing	$1,174,686	$1,159,159	$1,147,296	$1,140,012	$1,123,810
Noninterest-bearing	327,937	313,908	309,665	305,753	300,855
Total deposits	1,502,623	1,473,067	1,456,961	1,445,765	1,424,665
Short-term borrowings	62,659	53,436	28,016	11,130	4,232
Long-term debt	59,504	60,064	38,494	31,330	31,989
Other liabilities	15,131	15,755	14,722	14,368	16,438
Total liabilities	1,639,917	1,602,322	1,538,193	1,502,593	1,477,324
Stockholders’ equity	252,785	249,321	248,957	249,917	248,954
Total liabilities and stockholders’ equity	$1,892,702	$1,851,643	$1,787,150	$1,752,510	$1,726,278

Peoples Financial Services Corp.

Asset Quality Data

(In thousands)

	June 30	Mar 31	Dec 31	Sept 30	June 30
	2016	2016	2015	2015	2015
At quarter end
Nonperforming assets:
Nonaccrual/restructured loans	$9,778	$10,020	$10,744	$9,646	$9,143
Accruing loans past due 90 days or more	2,071	977	763	1,631	1,072
Foreclosed assets	1,353	1,409	957	458	334
Total nonperforming assets	$13,202	$12,406	$12,464	$11,735	$10,549

Three months ended
Allowance for loan losses:
Beginning balance	$14,158	$12,975	$12,043	$11,428	$10,803
Charge-offs	632	123	573	315	174
Recoveries	73	106	205	30	49
Provision for loan losses	1,200	1,200	1,300	900	750
Ending balance	$14,799	$14,158	$12,975	$12,043	$11,428

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except per share data)

	June 30	Mar 31	Dec 31	Sept 30	June 30
Three months ended	2016	2016	2015	2015	2015
Core net income per share:
Net income GAAP	$4,855	$4,882	$3,839	$4,409	$4,431
Adjustments:
Less: Gains on sale of investment securities, net of tax	248	157	136	96
Net income Core	$4,607	$4,725	$3,703	$4,313	$4,431
Average common shares outstanding	7,395,127	7,403,510	7,435,440	7,536,824	7,546,198
Core net income per share	$0.62	$0.64	$0.50	$0.57	$0.59
Tangible book value:
Total stockholders’ equity	$254,325	$251,445	$248,768	$252,088	$250,404
Less: Goodwill	63,370	63,370	63,370	63,370	63,370
Less: Other intangible assets, net	4,795	5,091	5,397	4,606	4,901
Total tangible stockholders’ equity	$186,160	$182,984	$180,001	$184,112	$182,133
Common shares outstanding	7,394,143	7,399,298	7,410,606	7,519,109	7,542,725
Tangible book value per share	$25.18	$24.73	$24.29	$24.49	$24.15
Core return on average stockholders’ equity:
Net income GAAP	$4,855	$4,882	$3,839	$4,409	$4,431
Adjustments:
Less: Gains on sale of investment securities, net of tax	248	157	136	96
Net income Core	$4,607	$4,725	$3,703	$4,313	$4,431
Average stockholders’ equity	$252,785	$249,321	$248,957	$249,917	$248,954
Core return on average stockholders’ equity	7.33%	7.62%	5.90%	6.85%	7.14%
Return on average tangible equity:
Net income GAAP	$4,855	$4,882	$3,839	$4,409	$4,431
Average stockholders’ equity	$252,785	$249,321	$248,957	$249,917	$248,954
Less: average intangibles	68,313	68,614	68,372	68,124	68,419
Average tangible stockholders’ equity	$184,472	$180,707	$180,585	$181,793	$180,535
Return on average tangible stockholders’ equity	10.59%	10.87%	8.43%	9.62%	9.84%
Core return on average tangible stockholders’ equity:
Net income GAAP	$4,855	$4,882	$3,839	$4,409	$4,431
Adjustments:
Less: Gains on sale of investment securities, net of tax	248	157	136	96
Net income Core	$4,607	$4,725	$3,703	$4,313	$4,431
Average stockholders’ equity	$252,785	$249,321	$248,957	$249,917	$248,954
Less: average intangibles	68,313	68,614	68,372	68,124	68,419
Average tangible stockholders’ equity	$184,472	$180,707	$180,585	$181,793	$180,535
Core return on average tangible stockholders’ equity	10.05%	10.52%	8.14%	9.41%	9.84%
Core return on average assets:
Net income GAAP	$4,855	$4,882	$3,839	$4,409	$4,431
Adjustments:
Less: Gains on sale of investment securities, net of tax	248	157	136	96
Net income Core	$4,607	$4,725	$3,703	$4,313	$4,431
Average assets	$1,892,702	$1,851,643	$1,787,150	$1,752,510	$1,726,278
Core return on average assets	0.98%	1.03%	0.82%	0.98%	1.03%

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except per share data)

	June 30	June 30
Six Months Ended	2016	2015
Core net income per share:
Net income GAAP	$9,737	$9,475
Adjustments:
Less: Gains on sale of investment securities, net of tax	405	541
Net income Core	$9,332	$8,934
Average common shares outstanding	7,399,318	7,547,272
Core net income per share	$1.26	$1.18